Exhibit 99.1 The Power to Deliver Solutions Around the world, leading enterprises rely on Cass for our vertical expertise, processing power, and global payment network to execute critical financial transactions while driving greater control and efficiency across critical business expenses. Q2 2022 INVESTOR PRESENTATION

TABLE OF CONTENTS Forward-Looking Statements 3 4 Cass at a Glance 8 Financial Performance 11 Revenue 16 Balance Sheet 21 Capital 22 ESG Highlights 23 Leadership and Shareholder Information 2 www.cassinfo.com / © 2022 Cass Information Systems

FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties, and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; effects of a prolonged government shutdown; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer and business spending; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic fee income, loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the payments and banking industries; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, pandemics, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; adverse effects due to the novel Coronavirus Disease 2019 (COVID-19) on the Company and its clients, counterparties, employees, and third-party service providers, and the adverse impacts on our business, financial position, results of operations, and prospects; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved, and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of original publication of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. This presentation is a high-level summary of our recent and historical financial results and current business developments. For more detailed information, please refer to our press releases and filings with the SEC. 3 www.cassinfo.com / © 2022 Cass Information Systems

CASS AT A GLANCE 4 www.cassinfo.com / © 2022 Cass Information Systems

HOW CASS CREATES VALUE At Cass, we provide the means to accept highly We are the trusted third party, validating diverse inputs spanning paper, digitized pricing and contractual agreements. documents, digital data, and data feeds in We are recognized by the high level of service multiple formats. we provide, while processing millions of these We turn unstructured inputs into structured transactions and billions of dollars accurately, and actionable information, typically around on time, and in a cost effective, safe, and financial transactions but also including secure manner. supporting data elements for auditing purposes. We also provide payment and financing We support client/vendor relationships, solutions in conjunction with these services inserting highly qualified business experts and and to customers of our subsidiary, Cass industry specialists into the conversation. Commercial Bank. 5 www.cassinfo.com / © 2022 Cass Information Systems

WHY CLIENTS CHOOSE CASS We are recognized as an industry leader in the Because we have CCB, we can be nimble in our freight, audit and payment space. Since 1995, ability to drive bank product offerings needed the Cass Freight Index®, referenced everywhere by our clients. from the Wall Street Journal to Bloomberg, has We are a leader in specialty lending niches been the source for data on North American offered by CCB, including faith-based freight volumes and expenditures. organizations and restaurant franchises. We have our own bank, Cass Commercial Bank We have a 115+ year history of providing (CCB), to support our payment operations. CCB is exceptional client service and value. We always regulated by the Federal Reserve Bank, Missouri take a long-term view when it comes to our Division of Finance and FDIC. Our clients, mostly relationship with our clients and the large companies, value the additional scrutiny communities we serve. most of our competitors are not subject to. 6 www.cassinfo.com / © 2022 Cass Information Systems

HELPING THE BEST BUSINESSES BECOME BETTER 7 www.cassinfo.com / © 2022 Cass Information Systems

FINANCIAL PERFORMANCE 8 www.cassinfo.com / © 2022 Cass Information Systems

Q2 2022 FINANCIAL HIGHLIGHTS NET INCOME DILUTED EPS RETURN ON EQUITY $8.56M + Record net income of $8.6 million 16.53% $0.62 $7.03M $0.48 10.83% + Record diluted EPS of $0.62 + Return on average equity of 16.53% + Record quarterly transportation dollar Q2 '21 Q2 '22 Q2 '21 Q2 '22 Q2 '21 Q2 '22 volumes of $11.4 billion + Record quarterly financial fees of $10.6 million TRANSPORTATION FINANCIAL FEES NET INTEREST DOLLAR VOLUME MARGIN + No nonperforming assets or charge-offs 2.54% $11.41B $10.62M $8.94B $7.50M 2.30% Q2 '21 Q2 '22 Q2 '21 Q2 '22 Q2 '21 Q2 '22 9 www.cassinfo.com / © 2022 Cass Information Systems

PROFITABLE GROWTH

TOTAL REVENUE


$38.4M
$38.7M
$40.0M
$42.1M
$44.2M
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22

NET INCOME


$7.03M
$6.80M
$7.70M
$8.26M
$8.56M
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22

DILUTED EPS


$0.48
$0.48
$0.55
$0.60
$0.62
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22

RETURN ON EQUITY


10.83%
10.61%
12.70%
14.21%
16.53%
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22

RETURN ON ASSETS


1.24%
1.14%
1.22%
1.32%
1.31%
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22

Cass Information Systems, Inc.
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REVENUE 11 www.cassinfo.com / © 2022 Cass Information Systems

FINANCIAL FEES FINANCIAL FEES Financial fees are earned via use of our balance sheet to make customer invoice payments. Cass makes payments to our clients’ vendors in advance of when the $10.6M $10.5M $9.6M $8.6M $7.5M corresponding invoice is due for a fee. The change quarter to quarter is highly correlated to transportation and facility dollar volumes which have been trending higher due to higher energy prices and inflationary pressures. Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 TRANSPORTATION DOLLAR VOLUMES FACILITY DOLLAR VOLUMES AVERAGE PAYMENTS IN ADVANCE OF FUNDING $4.64B $4.57B $4.28B $4.22B $11.4B $293.2M $3.66B $10.9B $279.5M $10.4B $257.3M $9.5B $8.9B $213.9M $197.9M Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 12 www.cassinfo.com / © 2022 Cass Information Systems

PROCESSING FEES Processing fees are earned on a per-item or monthly basis generally for invoice processing services, including turning unstructured inputs into structured and actionable information. The change quarter to quarter is generally correlated to transportation and facility invoice volumes. TRANSPORTATION INVOICE VOLUMES FACILITY INVOICE VOLUMES PROCESSING FEES 6.83M $19.3M $19.0M 6.76M $19.0M 6.68M $18.7M 9.46M 6.64M $18.5M 6.56M 9.33M 9.29M 9.20M 8.96M Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 13 www.cassinfo.com / © 2022 Cass Information Systems

NET INTEREST INCOME Cass earns net interest income by investing its funding sources consisting of non-interest bearing float received from invoice processing and payment customers (accounts and drafts payable) and deposits from Cass Commercial Bank customers into short- term investments, investment securities and loans. The recent increase in short and long-term interest rates has had a positive impact on net interest income and margin. NET INTEREST INCOME AVERAGE INTEREST-EARNING ASSETS NET INTEREST MARGIN 2.54% $2.22B $13.6M $11.9M 2.36% $11.7M $11.4M $2.12B $10.8M $2.10B $2.04B 2.32% $1.97B 2.30% 2.30% Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 14 www.cassinfo.com / © 2022 Cass Information Systems

OPERATING EXPENSE Personnel expense increased during the second quarter of 2022 as compared to the same quarter last year as a result of an increase in base salaries and an increase in stock compensation and profit sharing of $1.0 million and $346,000, respectively. The increase as compared to the first quarter of 2022 was due to the annual base salary increase and an increase in stock compensation of $494,000. Cass is investing in various technology initiatives to gain better operational efficiency in the short-term. OPERATING EXPENSE EFFICIENCY RATIO $33.6M $31.8M $31.3M $30.7M $29.8M $7.6M $7.1M 79.40% $7.8M $7.4M $6.9M 78.40% 77.60% 76.10% 75.60% $26.0M $24.7M $23.5M $23.3M $22.9M Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Personnel Expense All Other Operating Expense 15 www.cassinfo.com / © 2022 Cass Information Systems

BALANCE SHEET 16 www.cassinfo.com / © 2022 Cass Information Systems

LOANS Cass has experienced good organic loan growth in recent quarters, in particular its specialty franchise and faith-based niches. Cass has not incurred a loan charge-off since 2015. ($$ in millions) PORTFOLIO COMPOSITION — 6/30/22 Portfolio Composition 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 Franchise 92.0 122.0 189.1 198.2 189.0 Faith- Faith-Based 355.3 371.8 370.3 380.9 369.6 Based Leases 58.7 64.9 80.3 86.3 92.4 38% PPP Loans 56.6 16.3 6.3 1.3 1.0 Franchise 20% Other 308.4 297.9 314.6 310.5 307.5 Leases Ending Loans 871.0 872.9 960.6 977.2 959.5 10% Other ACL/Loans 1.28% 1.32% 1.25% 1.27% 1.31% 32% Net Charge-Offs————— Non-Performing Assets————— 17 www.cassinfo.com / © 2022 Cass Information Systems

INVESTMENTS Cass has a high quality investment portfolio, with all investments other than corporate bonds being U.S. agency backed. Corporate bonds are all investment grade of “A” or higher. ENDING INVESTMENTS INVESTMENT TAX EQUIVALENT YIELD PORTFOLIO COMPOSITION 2.36% $774.6M $98.6M $740.1M 2.27% STATE AND $673.5M POLITICAL 2.19% $541.1M $86.8M $507.0M MBS $183.5M 2.10% 2.08% US TREASURIES $49.8M CORPORATE BONDS $321.4M ASSET-BACKED Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 18 www.cassinfo.com / © 2022 Cass Information Systems

FUNDING For 2Q 2022, 74.4% of average funding was noninterest bearing. Deposits have increased in recent quarters due to organic deposit growth fueled by an abundance of liquidity in the economy. Accounts and drafts payable have increased due to rising energy prices and inflationary pressures. AVERAGE DEPOSITS AVERAGE ACCOUNTS AND DRAFTS PAYABLE $1.14B $1.23B $1.17B $1.12B $1.09B $1.09B $1.05B $1.02B $1.01B $0.95B Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 19 www.cassinfo.com / © 2022 Cass Information Systems

IMPACT OF INTEREST RATES Cass earns net interest income off the float generated by its payment business in addition to Cass Commercial Bank. As interest rates have decreased to historically low levels, the net interest margin has also deteriorated. Cass is well positioned for rising interest rates as 74.4% of funding is noninterest bearing. As interest-earnings assets reprice to current market interest rates, Cass is expected to experience a gradual rise in its net interest margin as asset yields will increase at a higher rate than funding costs. The loan and investment portfolios have average repricing terms of 3.9 and 4.5 years, respectively. ANNUAL NET INTEREST MARGIN 4.00% 3.63% 3.43% 3.38% 3.36% 3.34% 3.32% 3.32% 2.82% 2.45% 2.31% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD 2022 20 www.cassinfo.com / © 2022 Cass Information Systems

CAPITAL + $110.2 million in excess of capital over Tier 1 leverage 8.85% ratio at 6/30/22 7.0% common equity tier 1 risk-based regulatory requirement Common equity tier 1 risk- + Maintain excess capital to support 13.47% based ratio at 6/30/22 organic balance sheet growth and opportunistic acquisitions Tier 1 risk-based 13.47% + Annual dividend of $1.12 per share and ratio at 6/30/22 Cass has continuously paid regularly Total risk-based scheduled cash dividends since 1934 14.21% ratio at 6/30/22 21 www.cassinfo.com / © 2022 Cass Information Systems

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) HIGHLIGHTS In 2022, we published our inaugural ESG report, a copy of which is available on our Investor Relations site. To read more from the Cass ESG report, please follow this link to cassinfo.com 22 www.cassinfo.com / © 2022 Cass Information Systems

LEADERSHIP AND SHAREHOLDER INFORMATION 23 www.cassinfo.com / © 2022 Cass Information Systems

BOARD OF DIRECTORS Eric H. Brunngraber Wendy J. Henry Joseph D. Rupp Chairman and Retired Managing Partner, Lead Director and Retired Chairman, President, Chief Executive Officer BKD, LLP and Chief Executive Officer, Olin Corporation Ralph W. Clermont James J. Lindemann Randall L. Schilling Retired Managing Partner, Retired Executive Chief Executive Officer, KPMG LLP, Saint Louis, Missouri Vice President, Emerson OPO Startups, LLC Robert A. Ebel Sally H. Roth Franklin D. Wicks, Jr., Ph.D. Retired Chief Executive Officer, Retired Area President — Retired Executive Vice President and Universal Printing Company Upper Midwest, Regions Bank President, Applied Markets, Sigma-Aldrich Benjamin F. (Tad) Edwards, IV Chairman, Chief Executive Officer, and President, Benjamin F. Edwards & Company 24 www.cassinfo.com / © 2022 Cass Information Systems

LEADERSHIP COUNCIL

Cory J. Bricker
Vice President,
Integrated Financial Solutions

Eric H. Brunngraber
Chairman and Chief
Executive Officer

Mark A. Campbell
President, Transportation
Information Services

James M. Cavellier
Executive Vice President and
Chief Information Officer

Dwight D. Erdbruegger
President, Cass Commercial Bank

Carl N. Friedholm
Vice President and General Manager,
Telecom Expense Management

Nicole M. Jennings
Vice President,
Internal Audit

Gary B. Langfitt
President,
Expense Management Services

Teresa D. Meares
Vice President and General Manager,
Waste Expense Management

Ross M. Miller
Vice President and General Manager,
TouchPoint and Gyve

Sean M. Mullins
Vice President, Enterprise
Infrastructure and Security

Michael J. Normile
Executive Vice President and
Chief Financial Officer

Christi A. Reiter
Vice President,
Human Resources

Martin H. Resch
President and
Chief Operating Officer

Jeanne M. Scannell
Chief Credit Officer,
Cass Commercial Bank

Matthew S. Schuckman
Executive Vice President, General
Counsel, and Corporate Secretary

Anthony G. Urban
Executive Vice President,
Transportation Information Services

Todd J. Wills
Senior Vice President and General
Manager, Utility Expense Management

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SHAREHOLDER INFORMATION CORPORATE HEADQUARTERS CORPORATE HEADQUARTERS TRANSFER AGENT Cass Information Systems, Inc. Security analysts, investment managers, Shareholder correspondence 12444 Powerscourt Drive, Suite 550 and others seeking financial information should be mailed to: Saint Louis, Missouri 63131 about the Company should contact: 314.506.5500 Computershare Cass Information Systems, Inc. P.O. Box 505000 cass@cassinfo.com 12444 Powerscourt Drive, Suite 550 Louisville, KY 40233 www.cassinfo.com Saint Louis, Missouri 63131 Overnight correspondence 314.506.5500 should be mailed to: COMMON STOCK INDEPENDENT AUDITORS Computershare The company’s common stock trades KPMG LLP 462 South 4th Street, Suite 1600 on the NASDAQ stock market under 10 South Broadway, Suite 900 Louisville, KY 40202 the symbol CASS. Saint Louis, Missouri 63102 SHAREHOLDER WEBSITE SHAREHOLDER ONLINE INQUIRIES TOLL-FREE PHONE www.computershare.com/investor www-us.computershare.com /investor/Contact 866.323.8170 26 www.cassinfo.com / © 2022 Cass Information Systems

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